As filed with the Securities and Exchange Commission on May 22, 2024

Registration No. 333-223503

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 2 TO:

FORM S-8 REGISTRATION STATEMENT NO. 333-223503

UNDER

THE SECURITIES ACT OF 1933

Viking Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	46-1073877
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9920 Pacific Heights Blvd, Suite 350

San Diego, CA 92121 (Address of Principal Executive Offices) (Zip Code)

2024 Equity Incentive Plan

(Full title of the plan)

Brian Lian, Ph.D.

President and Chief Executive Officer

Viking Therapeutics, Inc.

9920 Pacific Heights Blvd, Suite 350

San Diego, CA 92121

(858) 704-4660

(Name, address and telephone number, including area code, of agent for service)

Copies to:

Jeffrey T. Hartlin, Esq.
Samantha H. Eldredge, Esq.

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, California 94304
(650) 320-1800

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

Viking Therapeutics, Inc. (the “the Registrant”) is filing this Post-Effective Amendment No. 2 to amend the Registration Statement on Form S-8 (File No. 333-223503) filed on March 7, 2018 with the Securities and Exchange Commission (the “SEC”) to include as Exhibit 23.2 the consent of its independent registered public accounting firm which was inadvertently omitted from the Post-Effective Amendment No. 1 to Registration Statements on Form S-8 filed on May 22, 2024 with the SEC. No additional securities are being registered hereby.

ITEM 8. EXHIBITS.

Exhibit Number	Description

3.1

Amended and Restated Certificate of Incorporation (previously filed on July 1, 2014 as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-197182) and incorporated herein by reference).

3.2

Amended and Restated Bylaws of Viking Therapeutics, Inc., effective as of May 9, 2023 (previously filed on May 11, 2023 as Exhibit 3.1 to the Registrant's Current Report on Form 8-K and incorporated herein by reference).

4.1	Form of Common Stock Certificate (previously filed on July 1, 2014 as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-197182) and incorporated herein by reference).

4.2	2014 Equity Incentive Plan (previously filed on March 2, 2015 as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1/A (File No. 333-197182) and incorporated herein by reference).

4.3

Form of Stock Option Award Agreement (2014 Equity Incentive Plan) (previously filed on July 1, 2014 as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-197182) and incorporated herein by reference).

4.4

Form of Restricted Stock Unit Award Agreement (2014 Equity Incentive Plan) (previously filed on July 1, 2014 as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-197182) and incorporated herein by reference).

4.5

Form of Stock Appreciation Rights Award Agreement (2014 Equity Incentive Plan) (previously filed on July 1, 2014 as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-197182) and incorporated herein by reference).

4.6

Form of Restricted Stock Award Agreement (2014 Equity Incentive Plan) (previously filed on September 2, 2014 as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1/A (File No. 333-197182) and incorporated herein by reference).

4.7

Viking Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on May 22, 2024 as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-279633) and incorporated herein by reference).

4.8

Form of Stock Option Award Agreement under the Viking Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on May 22, 2024 as Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 (File No. 333-279633) and incorporated herein by reference).

4.9

Form of Restricted Stock Unit Award Agreement under the Viking Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on May 22, 2024 as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8 (File No. 333-279633) and incorporated herein by reference).

4.10

Form of Restricted Stock Award Agreement under the Viking Therapeutics, Inc. 2024 Equity Incentive Plan (previously filed on May 22, 2024 as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-8 (File No. 333-279633) and incorporated herein by reference).

5.1**	Opinion of Paul Hastings LLP.

5.2	Opinion of Paul Hastings LLP (previously filed on May 1, 2015 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-203810) and incorporated herein by reference).

5.3	Opinion of Paul Hastings LLP (previously filed on May 10, 2016 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-211270) and incorporated herein by reference).

5.4	Opinion of Paul Hastings LLP (previously filed on March 21, 2017 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-216857) and incorporated herein by reference).

5.5	Opinion of Paul Hastings LLP (previously filed on March 7, 2018 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-223503) and incorporated herein by reference).

5.6	Opinion of Paul Hastings LLP (previously filed on March 13, 2019 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-230247) and incorporated herein by reference).

5.7	Opinion of Paul Hastings LLP (previously filed on February 26, 2020 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-236666) and incorporated herein by reference).

5.8	Opinion of Paul Hastings LLP (previously filed on February 17, 2021 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-253219) and incorporated herein by reference).

5.9	Opinion of Paul Hastings LLP (previously filed on February 9, 2022 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-262609) and incorporated herein by reference).

5.10	Opinion of Paul Hastings LLP (previously filed on February 10, 2023 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-269675) and incorporated herein by reference).

5.11	Opinion of Paul Hastings LLP (previously filed on February 7, 2024 as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-276939) and incorporated herein by reference).

23.1*	Consent of Marcum LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of Paul Hastings LLP is contained in Exhibit 5.1 to this Registration Statement.

23.3	Consent of Paul Hastings LLP is contained in Exhibit 5.2 to this Registration Statement.

23.4	Consent of Paul Hastings LLP is contained in Exhibit 5.3 to this Registration Statement.

23.5	Consent of Paul Hastings LLP is contained in Exhibit 5.4 to this Registration Statement.

23.6	Consent of Paul Hastings LLP is contained in Exhibit 5.5 to this Registration Statement.

23.7	Consent of Paul Hastings LLP is contained in Exhibit 5.6 to this Registration Statement.

23.8	Consent of Paul Hastings LLP is contained in Exhibit 5.7 to this Registration Statement.

23.9	Consent of Paul Hastings LLP is contained in Exhibit 5.8 to this Registration Statement.

23.10	Consent of Paul Hastings LLP is contained in Exhibit 5.9 to this Registration Statement.

23.11	Consent of Paul Hastings LLP is contained in Exhibit 5.10 to this Registration Statement.

23.12	Consent of Paul Hastings LLP is contained in Exhibit 5.11 to this Registration Statement.

24.1**	Power of Attorney.

* Filed herewith.

** Previously Filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on May 22, 2024.

Viking Therapeutics, Inc.

By:	/s/ Brian Lian, Ph.D.
Name:	Brian Lian, Ph.D.
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.	President, Chief Executive Officer and Director	May 22, 2024
(Principal Executive Officer)
/s/ Greg Zante
Greg Zante	Chief Financial Officer	May 22, 2024
(Principal Financial and Accounting Officer)
*
Matthew W. Foehr	Director	May 22, 2024

*
Lawson Macartney, Ph.D.	Director	May 22, 2024

*
Sarah Kathryn Rouan	Director	May 22, 2024

*
Charles A. Rowland Jr.	Director	May 22, 2024

*
J. Matthew Singleton	Director	May 22, 2024

* /s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
Attorney-in-Fact